Exhibit 21

SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
SEPTEMBER 30, 2002
LEGAL NAME	JURISDICTION OF INCORPORATION
3055334 Nova Scotia Corporation	Canada
ADI Control Techniques Drives, Inc.	California
AE Holding Ltd.	Bermuda
Alco Controls S.A. de C.V.	Mexico
Applied Concepts, Inc.	Pennsylvania
Woodstock Land Company, LLC	Missouri
Astec International Holdings Limited	United Kingdom
Astec America Inc.	Delaware
Astec America de Mexico, S.A. de C.V.	Mexico
Astec Electronics (Malaysia) Sdn Bhd	Malaysia
Astec Germany GmbH	Germany
Astec International Limited	Hong Kong
Astec Advanced Power Systems B.V.	Netherlands
Astec Advanced Power Systems Ltda.	Brazil
Astec Advanced Power Systems (Malaysia) Sdn Bhd	Malaysia
Astec Advanced Power Systems (Penang) Sdn Bhd	Malaysia
Astec Agencies Limited	Hong Kong
Astec Custom Power (Hong Kong) Limited	Hong Kong
Astec Custom Power (Philippines) Inc.	Philippines
Astec Custom Power (Singapore) Pte Ltd	Singapore
Astec Electronics Company Limited	China
Astec Electronics (Luoding) Company Ltd.	China
Astec International (Singapore) Pte. Limited	Singapore
Astec Pekan Sdn Bhd	Malaysia
Astec Power Supply (Shenzhen) Company Ltd.	China
Astec Power Inc.	BVI
EMR Holdings Limited	Japan
EMR Japan Limited	Japan
Stourbridge Holdings (UK) Limited	United Kingdom
Brandenburg Limited	United Kingdom
Mirroware Manufacturing Limited	United Kingdom
Astec Europe Ltd.	United Kingdom
Astec International PLC	United Kingdom
Astec France S.A.R.L.	France
Branson Ultrasonic S.A.	Switzerland
Brooks Instrument Canada (1967) Limited	Canada
Buehler Ltd.	Illinois
Buehler Holdings Inc.	Delaware
ClosetMaid Corporation	Florida
Clairson, Inc.	Delaware
Clairson de Mexico, S.A. de C.V.	Mexico
Clairson (Hong Kong) Limited	Hong Kong
ClosetMaid North America, Inc.	Delaware
Compania de Motores Domesticos S.A. de C.V.	Mexico
Computational Systems, Incorporated	Tennessee
CSI Services, Inc.	Tennessee
CSI Technology, Inc.	Delaware
Computational Systems, Inc. Europe	Belgium
Controles Electromecanicos de Mexico S.A. de C.V.	Mexico
Control Techniques (USA) Inc.	Delaware
Control Techniques Drives, Inc.	Delaware
Control Techniques Drives Limited	Canada
Control Techniques Iberia S.A.	Spain
Control Techniques Sweden AB	Sweden
Daniel Industries, Inc.	Delaware
Bettis Corporation	Delaware
Bettis Canada Ltd.	Canada
Bettis France SARL	France
Bettis Holdings, Ltd.	United Kingdom
Bettis UK Ltd.	United Kingdom
Prime Actuator Control Systems Ltd.	United Kingdom
Prime Actuator Control Systems UK Ltd.	United Kingdom
Dantorque A/S	Denmark
Hytork Controls, Inc.	Delaware
Shafer Valve Company	Ohio
Daniel Automation Company	Delaware
Daniel Industrial, Inc.	Delaware
Daniel En-Fab Systems, Inc.	Delaware
Daniel International Ltd.	United Kingdom
Daniel Europe Ltd.	United Kingdom
Spectra-Tek International Limited	United Kingdom
Greenfield (UK) Ltd.	United Kingdom
Spectra-Tek Holdings Ltd.	United Kingdom
Spectra-Tek UK Ltd.	United Kingdom
Daniel Measurement and Control, Inc.	Delaware
Daniel Industries Canada Inc.	Canada
Daniel Measurement Services, Inc.	Delaware
Metco Services, Ltd.	United Kingdom
Metco Services Venezuela, C.A.	Venezuela
Danmasa S.A. de C.V.	Mexico
Hytork International Limited	United Kingdom
Hytork Controls, Inc.	Florida
Hytork Controls Ltd.	United Kingdom
Hytork LLC	Delaware
Hytork Services Limited	United Kingdom
Valcon Limited	United Kingdom
Digital Appliance Controls Manufacturing (Singapore) Pte Ltd.	Singapore
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
EGS Electrical Group LLC	Delaware
Appleton Electric LLC	Delaware
Appleton Electric, S.A. de C.V.	Mexico
Appleton Holding Corp.	Delaware
EGS Electrical Group Canada Ltd.	Canada
Easy Heat Ltd.	Canada
EGS Holding S.A.R.L.	France
ATX S.A.	France
Easy Heat, Inc.	Delaware
GSEG LLC	Delaware
O-Z Gedney Company LLC	Delaware
Easy Heat Holding B.V.	Netherlands
Easy Heat Europe B.V.	Netherlands
Copeland Corporation	Delaware
Computer Process Controls, Inc.	Georgia
Emerson Retail Services, Inc.	Delaware
Clive Samuels & Associates, Inc.	New Jersey
Copeland Access +, Inc.	Delaware
CopelandBitzer L.P.	Delaware
CopelandBitzer Management LLC	Delaware
Copeland de Mexico S.A. de C.V.	Mexico
Copeland Redevelopment Corporation	Missouri
Newcope, Inc.	Delaware
Electro-Test, Inc.	California
El-O-Matic USA, Inc.	Delaware
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
Asco Controls A.G.	Switzerland
Asco Controls B.V.	Netherlands
Asco Mideast B.V.	Netherlands
Asco Magnesszelep Kft.	Hungary
Asco/Joucomatic sp. z.o.o.	Poland
Asco/Joucomatic s.r.o.	Czech Republic
Asco/Joucomatic ZA BV	Netherlands
Asco Electrical Products Co., Inc.	New Jersey
Ascomation Pty. Ltd.	Australia
Ascomation (NZ) Limited	New Zealand
Asco AB	Sweden
ASCO Japan Co., Ltd.	Japan
Ascomatica S.A. de C.V.	Mexico
Asco Services, Inc.	New Jersey
ASCO Switch Enterprises LLC	Delaware
ASCO Switch Investment, Inc.	Delaware
ASCO Power Technologies, L.P.	Delaware
ASCO Valve Enterprises LLC	Delaware
ASCO Valve, Inc.	Delaware
ASCO Valve Investment, Inc.	Delaware
ASCO Controls, L.P.	Delaware
ASCO Valve Manufacturing, Inc.	Delaware
Ascoval Industria E Commercio Ltda.	Brazil
Branson Ultrasonics Corporation	Delaware
American Technology, Inc.	Connecticut
Amtech S.a.r.L.	France
Branson Korea Co., Inc.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons S.A.	France
Buehler GmbH	Germany
Buehler S.A.R.L.	France
Camco Vertriebs-GmbH	Germany
Copeland GmbH	Germany
Copeland-Cool Sp. z.o.o.	Poland
Copeland Corporation Limited	United Kingdom
Copeland France S.A.	France
Copeland Italia S.a.R.l.	Italy
Copeland Iberica CIB S.A.	Spain
Copeland Refrigeration Europe S.A.	Belgium
Copeland S.A.	Belgium
El-O-Matic GmbH	Germany
Bettis GmbH	Germany
Emerson Dietzenbach GmbH	Germany
Emerson Electric GmbH	Germany
Emerson Electric GmbH & Co.	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Motores U.S. de Mexico, S.A. de C.V.	Mexico
U.S.E.M. de Mexico S.A. de C.V.	Mexico
Emerson Energy Systems GmbH	Germany
Emerson Process Management Ltda.	Brazil
Emerson Retail Services Europe GmbH	Germany
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co.	Germany
Emersub LXXXIV, Inc.	Delaware
Fisher-Rosemount S.A. de C.V.	Mexico
Emersub LXXXVI, Inc.	Delaware
Flow Technology, S.A. de C.V.	Mexico
EMR Deutschland GmbH & Co.	Germany
Lambdaaquarii Beteiligungs GmbH	Germany
Fisher-Rosemount GmbH	Germany
Fisher-Rosemount GmbH & Co.	Germany
Fisher-Rosemount MFG GmbH & Co. OHG	Germany
Fisher-Rosemount Services GmbH & Co. OHG	Germany
Marbaise Hanlo LS GmbH	Germany
Skil Europe Corporation	Delaware
Ridge Tool GmbH	Germany
Ridge Tool GmbH & Co.	Germany
RIDGID Peddinghaus Werkzeug GmbH	Germany
Rosemount Inc.	Minnesota
Dieterich Standard, Inc.	Delaware
Fisher-Rosemount AB	Sweden
Fisher-Rosemount AS (Norway)	Norway
Fisher-Rosemount, S.A.	Spain
Emerson Process Management Holding AG	Switzerland
Emerson Process Management AG	Switzerland
Emerson Process Management Kft.	Hungary
Emerson Process Management sp. z.o.o.	Poland
Emerson Process Management Ticaret Limited Sirketi	Turkey
Emerson Process Management, s.r.o.	Czech Republic
Fisher-Rosemount A/S	Denmark
Fisher-Rosemount Ges. M.B.H.	Austria
Westinghouse Electric GES m.b.H.	Austria
Westinghouse Electric Poland Sp. z.o.o.	Poland
Westinghouse Process Control (Asia) S.A.	Switzerland
Emerson Process Management (India) Pvt. Ltd.	India
Fisher-Rosemount Pty. Ltd.	Australia
Emerson Electric Australia Co. Pty. Ltd.	Australia
Fisher-Rosemount Ltd.	New Zealand
Emerson Process Management Korea Ltd.	Korea
Fisher Rosemount Middle East, Inc.	Delaware
Fisher-Rosemount Operaciones, S.L.	Spain
Emerson Process Management Asia Pacific Pte Ltd.	Singapore
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Westinghouse Electric Singapore Limited	Singapore
HSFR Performance Services Pte Ltd.	Singapore
Rosemount Shanghai International Trading Co., Ltd.	China
Emerson Process Management Co. Ltd.	China
Fisher-Rosemount OY	Finland
Fisher-Rosemount Taiwan, Ltd.	Taiwan
P I Components Corp.	Texas
Rosemount Analytical Inc.	Delaware
Rosemount China Inc.	Minnesota
Rosemount EPM, LLC	Delaware
Rosemount Nuclear Instruments, Inc.	Delaware
Tekmar Company	Ohio
Rosemount Temperature GmbH	Germany
Xomox Uruguay S.A.	Uruguay
Emerson Power Transmission Corporation	Delaware
Emerson Chain, Inc.	Delaware
Emerson Motion Control, Inc.	Minnesota
Emerson Power Transmission Drives and Components, Inc.	Delaware
Emerson Power Transmission Manufacturing L.P.	Missouri
Emerson Power Transmission Ithaca, Inc.	Delaware
McGill Manufacturing Company, Inc.	Indiana
Emerson Power Transmission Bearings, Inc.	Delaware
McGill International, Inc.	Taiwan
Rollway Bearing Corp.	Delaware
Rollway Bearing International Ltd.	Delaware
Lipe-Rollway de Mexico, S.A. de C.V.	Mexico
Lipe-Rollway Deutschland GmbH	Germany
Rollway Bearing N.V.	Belgium
Environmental Remediation Management, Inc.	Delaware
Liebert Corporation	Ohio
Atlas Asia Limited	Hong Kong
Control Concepts Corporation	Delaware
Emerson Network Power Australia Pty. Ltd.	Australia
Atlas Air Australia Pty. Ltd.	Australia
Emerson Network Power (Hong Kong) Limited	Hong Kong
Wuhan Liebert Computer Power Support System Limited	China
Emerson Network Power (India) Private Limited	India
Emerson Network Power (Singapore) Pte. Ltd.	Singapore
Emerson Network Power (Malaysia) Sdn. Bhd.	Malaysia
Emerson Network Power (Thailand) Co. Ltd.	Thailand
Emerson Telecom Systems, Inc.	Ohio
Global Energy Services, Inc.	Delaware
Liebert Field Services, Inc.	Delaware
Liebert Global Services, Inc.	Delaware
Liebert International B.V.	Netherlands
Liebert North America, Inc.	Delaware
Liebert Property Holdings, LLC	Delaware
Liebert Tecnologia Ltda.	Brazil
Micro Motion, Inc.	Colorado
Ridge Tool Company	Ohio
Ridge Tool (Australia) Pty., Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
Ridgid Werkzeuge AG	Switzerland
Ridgid, Inc.	Delaware
Ridgid Italia Srl	Italy
Ridgid Online, Inc.	Ohio
Therm-O-Disc, Incorporated	Ohio
Componentes Avanzados de Mexico, S.A. de C.V.	Mexico
Controles de Temperatura S.A. de C.V.	Mexico
E.G.P. Corporation	Delaware
Emermex S.A. de C.V.	Mexico
Emerson Arabia, Inc.	Delaware
Emerson Capital (Canada) Corporation	Canada
EMRCDNA I	Canada
EMRCDNA II	Canada
Emerson Climate Technologies - Distribution Services, Inc.	Delaware
Emerson Electric (Asia) Limited	Hong Kong
Branson Ultrasonics (Asia Pacific) Co. Ltd.	Hong Kong
Emerson Electric (South Asia/Pacific) Pte. Ltd.	Singapore
Emerson Electric, C.A.	Venezuela
Emerson Electric II, C.A.	Venezuela
Emerson Electric de Colombia, Ltda.	Colombia
Emerson Electric Foreign Sales Corporation	U.S. Virgin Islands
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Ltd.	Bermuda
Emersub Treasury Ireland	Ireland
Emersub Finance Ireland	Ireland
Emerson Electric (Mauritius) Ltd.	Mauritius
Emerson Electric Co. (India) Private Ltd.	India
Westinghouse Electric Private Ltd. (India)	India
Westinghouse Electric Private Ltd. (Mauritius)	Mauritius
Emerson Electric Nederland B.V.	Netherlands
Alco Controls Spol s.r.o.	Czech Republic
Branson Ultrasonics B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
Brooks Instrument B.V.	Netherlands
Liebert HIROSS Benelux B.V.	Netherlands
Capax Electrische Apparatenfabriek B.V.	Netherlands
Crouzet Appliance Controls D.O.O.	Slovenia
Emerson Electric RG	Russia
Emerson Electric Slovakia Spol. s.r.o.	Slovakia
Emerson a.s.	Slovakia
Emerson Electric Spol, s.r.o.	Czech Republic
Fisher-Rosemount B.V.	Netherlands
Fisher-Rosemount Operations B.V.	Netherlands
Fisher-Rosemount Temperature B.V.	Netherlands
Fusite, B.V.	Netherlands
New-Tech Cuijk B.V.	Netherlands
El-O-Matic B.V.	Netherlands
El-O-Matic Valve Actuators (F.E.) Pte. Ltd.	Singapore
El-O-Matic S.A. (Proprietary) Ltd.	South Africa
Ridge Tool Ag	Liechtenstein
Therm-O-Disc Europe B.V.	Netherlands
Emerson Electric Puerto Rico, Inc.	Delaware
Emerson Puerto Rico, Inc.	Delaware
Emerson Electric (Taiwan) Company Limited	Taiwan
Emerson Energy Systems de Mexico, S. de R.L. de C.V.	Mexico
Emerson Finance Co.	Delaware
Emerson Global Finance Company	Missouri
Emerson Middle East, Inc.	Delaware
Emerson Network Power, Inc.	Texas
Emerson Sice S.p.A.	Italy
Branson Ultrasuoni S.P.A.	Italy
C.E. Set S.R.L.	Italy
CODI S.p.A.	Italy
Plaset, S.p.A.	Italy
Emerson Energy Systems Srl	Italy
EMR Milano SRL	Italy
Fisher-Rosemount Italia S.R.L.	Italy
Fisher-Rosemount Operations S.r.l.	Italy
Fisher-Rosemount S.r.l.	Italy
L. H. Holding Srl	Italy
Hiross Holding GmbH	Austria
Hiross International Corporation BV	Netherlands
Hiross Management SA	Switzerland
Liebert Hiross SpA	Italy
Hiross AG	Switzerland
Liebert Hiross Italia Srl	Italy
Liebert Hiross Holding GmbH	Germany
Liebert Hiross Deutschland GmbH	Germany
Liebert HIROSS (Schweiz) AG	Switzerland
Liebert Hiross Poland sp. z.o.o.	Poland
Mecanotronic GmbH	Austria
Sirai Elettromeccanica s.r.l.	Italy
Sirai Deutschland Vertrieb Elektronischer GmbH	Germany
Emerson Telecommunication Products Inc.	Delaware
Fiber-Conn Assemblies, Inc.	Maryland
JTP Industries, Inc.	Delaware
Dura-Line Corporation	Delaware
Dura-Line International, Inc.	Delaware
Bharti Dura-Line Private Limited	India
Dura-Line CT s.r.o.	Czech Republic
Dura Line do Brasil, Ltda.	Brazil
Dura-Line Espana, S.L.	Spain
Dura-Line Iberia, S.L.	Spain
Dura-Line Limited	United Kingdom
Integral Limited	United Kingdom
Integral Conduit Products (M) Sdn. Bhd.	Malaysia
Dura-Line Mexico S.A. de C.V.	Mexico
Dura-Line Shanghai Plastics Company Ltd.	China
OOO Dura-Line	Russia
Emerson Electronic Connector and Components Company	Delaware
Emerson Electronic Connector and Components do Brasil, Ltda.	Brazil
Emerson Electronic Connector and Components Mexico S.A. de C.V.	Mexico
Vitelec Electronics Ltd.	United Kingdom
Engineered Endeavors, Inc.	Delaware
Engineered Endeavors do Brasil, Ltda.	Brazil
Engineered Endeavors do Brasil Servicos Ltda.	Brazil
Northern Technologies, Inc.	Idaho
NTI Services, Inc.	Delaware
Telephone Services, Inc. of Florida	Florida
Balance Manufacturing Services, Inc.	Texas
Cable Spec, Ltd.	Texas
LoDan de Mexico S.A. de C.V.	Mexico
LoDan West do Brasil, Ltda.	Brazil
Viewsonics, Inc.	Delaware
OOO Viewsonics	Russia
Shanghai Viewsonics Electronic Co., Ltd.	China
Viewsonics do Brasil, Ltda.	Brazil
Viewsonics Mexico S.A. de C.V.	Mexico
Emerson Ventures Inc.	Delaware
Emersub 3 LLC	Delaware
Emersub XXXVIII, Inc.	Delaware
Emersub XLVI, Inc.	Nevada
Wilson Investment 2, Inc.	Delaware
Copesub, Inc.	Delaware
Alliance Compressors LLC	Delaware
Emersub LII, Inc.	Delaware
Emersub LIV, Inc.	Delaware
Emersub XCI, Inc.	Delaware
Emersub XCII, Inc.	Delaware
Emersub XCIII, Inc.	Delaware
Emersub XCV, Inc.	Delaware
B/E Holdings, L.L.C.	Iowa
B/E Corporation of Mexico, L.L.C.	Delaware
Blackhawk de Mexico, S. de R.L. de C.V.	Mexico
Emersub Italia Srl	Italy
International Gas Distribution S.A.	Luxembourg
O. M. T. Officina Meccanica Tartarini SpA	Italy
Fisher Process Srl	Italy
Tartarini Industrial Gas Mexico S.A. de C.V.	Mexico
IGS Dataflow Srl	Italy
EMR Foundation, Inc.	Delaware
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Copeland Korea, Inc.	Korea
Copeland Taiwan Refrigeration Co.	Taiwan
Digital Appliance Controls, S.A. de C.V.	Mexico
EEI Europe SAS	France
EMR Manufacturing (M) Sdn Bhd	Malaysia
Emerson Argentina S.A.	Argentina
Emerson (China) Motor Co. Ltd.	China
Emerson Electric Canada Limited	Canada
Entech Process Control, Inc.	Georgia
Kenonic Controls, Inc.	Delaware
Tech-Met Canada Limited	Canada
Emerson Electric Chile Ltda.	Chile
Emerson Electric de Mexico S.A. de C.V.	Mexico
Ascotech, S.A. de C.V.	Mexico
Motores Reynosa, S.A. de C.V.	Mexico
Emerson Electric do Brasil Ltda	Brazil
Copeland do Brasil Ltda.	Brazil
Radio-Frigor Ltda.	Brazil
Emerson Electric Holdings (Switzerland) GmbH	Switzerland
EMR Emerson Holdings (Switzerland) GmbH	Switzerland
Emerson Electric (China) Holdings Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
Clairson (Jiangmen) Storage Limited	China
Emerson Climate Technologies (Suzhou) Research & Development Co., Ltd.	China
Emerson Electric (Shenzhen) Co., Ltd.	China
Emerson Electric (Suzhou) Co. Ltd.	China
Emerson Electric (Tianjin) Co., Ltd.	China
Emerson Energy Systems (Shanghai) Co., Ltd.	China
Emerson Engineering Systems (Shanghai) Co., Limited	China
Emerson Fusite Electric (Shenzhen) Co. Ltd.	China
Emerson Machinery & Equipment (Shenzhen) Co. Ltd.	China
Emerson Network Power Co. Ltd. (f/k/a/ Avansys)	China
Emerson Trading (Shanghai) Co. Ltd.	China
Emerson White-Rodgers Electric (Xiamen) Co., Ltd.	China
Leroy Somer Fuzhou Generator Company Limited	China
Ridge Tool (Hangzhou) Co., Ltd.	China
Shenyang Copeland Refrigeration Co., Ltd.	China
Emerson Electric Korea Ltd.	Korea
Emerson Electric (M) Sdn Bhd	Malaysia
Emerson Electric Poland Sp. z.o.o.	Poland
Emerson Electric (Thailand) Limited	Thailand
Emerson energetski sustavi d.o.o.	Croatia
Emerson Energy Systems Argentina S.A.	Argentina
Emerson Energy Systems Australia Pty. Ltd.	Australia
Emerson Energy Systems del Peru S.A.C.	Peru
Emerson Energy Systems Iberia, S.A.	Spain
Emerson Network Power (Philippines), Inc.	Philippines
Emerson Energy Systems (Pty) Ltd.	South Africa
Emerson Energy Systems Sdn Bhd	Malaysia
Emerson Europe S.A.	France
Asco Joucomatic S.A.	France
Asco Joucomatic GmbH	Germany
Asco Joucomatic S.p.A.	Italy
Asco Joucomatic N.V.	Belgium
Fluidocontrol S.A.	Spain
Joucomatic Controls Ltd.	New Zealand
Sotrac S.r.l.	Italy
Crouzet Appliance Controls S.A.	France
Emerson Energy Systems EURL	France
Francel S.A.	France
CD GAZ Systemes S.A.	France
Leroy-Somer S.A.	France
Bertrand Polico S.A.	France
Comercial Leroy-Somer Ltda.	Chile
Constructions Electriques DeBeaucourt S.A.S.	France
Electronique du Sud-Ouest S.A.S.	France
Atelier de Bobinage de Moteurs Electriques - Viet S.a.r.L.	France
Atelier Equipement Electrique Wieprecht	France
SARL Wiepgrecht	France
Bobinage Electrique Industriel S.A.	France
Bobinage Electrique Industriel Roannais S.A.R.L.	France
Diffusion Mecanique Electricite S.A.	France
Electro Maintenance Courbon S.A.	France
Etablissements Belzon & Richardot S.A.R.L	France
Etablissements de Cocard S.A.	France
Etablissements J. Michel S.A.R.L.	France
Etablissements Suder et Fils S.A.R.L.	France
Houssin S.A.R.L.	France
Lorraine Services Electrique Electronique Electromecanique S.a.r.l.	France
M.I.S. Kerebel Provence S.A.R.L.	France
M.I.S. SPIRE S.A.R.L	France
Maintenance Industrie Service S.a.r.L.	France
Maintenance Industrie Services Rennes S.a.r.L.	France
M.I.S. SIBE S.a.r.l.	France
Marcel Oury S.A.R.L.	France
MEZIERES S.A.R.L.	France
Navarre Services S.A.R.L.	France
Ouest Electro Service S.A.R.L.	France
Poteau Moderne du Sud-Ouest S.A.	France
Radiel Bobinage S.A.R.L.	France
SA Prevost Michel	France
Societe Industrielle de Reparation Electromecanique	France
Societe Nouvelle Paillet Services S.A.R.L.	France
Societe Nouvelle Silvain S.A.R.L.	France
Societe De Reparation Electro-Mecanique S.A.R.L.	France
Sud Bobinage S.A.R.L.	France
Etablissements Trepeau S.A.	France
FZN Marbaise LS	Poland
Girard Transmissions S.A.	France
I.M.I Kft	Hungary
La Francaise de Manutention S.A.	France
Leroy-Somer Canada Ltd.	Canada
Leroy-Somer Norden AB	Sweden
Leroy-Somer Denmark A/S	Denmark
Leroy-Somer Norge A/S	Norway
Leroy-Somer BV	Netherlands
Leroy-Somer Elektroantriebe GmbH	Austria
Leroy-Somer Elektromotoren GmbH	Germany
Leroy-Somer Electromekanik Sistemler Ticaret Ltd. STI	Turkey
Leroy-Somer Ltd.	United Kingdom
Leroy-Somer Maroc S.A.	Morocco
Leroy-Somer Motores E Sistemas Electro Mecanicas CDA	Portugal
Leroy Somer S.A.	Belgium
Leroy-Somer OY	Finland
Leroy-Somer (Pty) Ltd.	South Africa
Leroy-Somer (Pty) Ltd.	Australia
Leroy-Somer Suise S.A.	Switzerland
Leroy-Somer Iberica S.A.	Spain
Leroy-Somer (SEA) Pte. Ltd.	Singapore
Leroy-Somer S.p.A.	Italy
E.M.S. Elettro Multi Service Srl	Italy
Maintenance Industrielle de Vierzon S.A.	France
M.L.S. Holice Spol. s.r.o.	Czech Republic
MLS Industries Inc.	Delaware
Yorba Linda International Inc.	Delaware
Motadour S.A.	France
Moteurs Leroy-Somer S.A.	France
Moteurs Patay S.A.	France
Societe Anonyme de Mecanique et D'outillage du Vivarais S.A.	France
Societe Commerciale des Ateliers de Constructions Electriques D'Orleans S.A.	France
Societe Confolentaise de Metallurgie S.A.	France
Societe de Mecanique et D'Electrothermie des Pays de L'Adour S.A.	France
Liebert France S.A.	France
Liebert Hiross S.A.	France
Ridgid France S.A.	France
Emerson Finance KB	Sweden
Emerson Finance (Canada) Corporation	Canada
Emerson Holding AG	Switzerland
Liebert Hiross Management SagL	Switzerland
Emerson Laminaciones de Acero de Monterrey, S.A. de C.V.	Mexico
Emerson Sistemas de Energia Ltda.	Brazil
Emerson Sweden AB	Sweden
Emerson Energy Systems AB	Sweden
Saab Marine Holding AB	Sweden
Saab Marine Electronics AB	Sweden
Saab Marine Electronics Singapore Pte. Ltd.	Singapore
CHP Navcom Pte. Ltd.	Singapore
MEP Marine AS	Norway
Saab Marine Middle-East (FZC)	UAE
Saab Marine RU	Russia
Saab Marine (UK) Ltd.	United Kingdom
Saab Tank Control Deutschland Vertriebs GmbH	Germany
Saab Tank Control (UK) Ltd.	United Kingdom
Saab Tank Control (India) Pvt. Ltd.	India
Saab Tank Control WLL	Bahrain
Scanjet Marine AB	Sweden
TCL Mekaniska Verkstad AB	Sweden
SF-Control OY	Finland
Emersub Mexico, Inc.	Nevada
Daniel Measurement and Control, S. de R.L. de C.V.	Mexico
Emerpowsys, S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
Emerson Tool Company de Mexico S. de R.L. de C.V.	Mexico
In-Sink-Erator de Mexico, S. de R.L. de C.V.	Mexico
Intermetro de Mexico, S. de R.L. de C.V.	Mexico
Emersub 2 LLC	Delaware
Emersub XXXVI, Inc.	Delaware
Digital Appliance Controls (UK) Limited	United Kingdom
Control Techniques Ltd.	United Kingdom
Control Techniques (Holdings) GmbH	Germany
Control Techniques GmbH	Germany
Control Techniques Antriebssyteme GmbH	Germany
Reta Anlagenbau GmbH	Germany
Reta Elektronic GmbH	Germany
Control Techniques Asia-Pacific Pte. Ltd.	Singapore
Control Techniques Drives (Malaysia) Sdn Bhd	Malaysia
Control Techniques Singapore Pte Limited	Singapore
Control Techniques (Thailand) Limited	Thailand
PT Kontrol Teknik Indonesia	Indonesia
Control Techniques Australia Pty Ltd.	Australia
Control Techniques Bermuda Limited	Bermuda
Control Techniques Drives Limited	United Kingdom
KTK Newtown Limited	United Kingdom
Control Techniques Dynamics Limited	United Kingdom
Evershed Powerotor Limited	United Kingdom
Moore Reid & Company Limited	United Kingdom
Control Techniques Precision Systems Limited	United Kingdom
Control Techniques SKS Oy	Finland
Control Techniques Southern Africa (Pty.) Limited	South Africa
Control Techniques SpA	Italy
Control Techniques Worldwide BV	Netherlands
Control Technika Hungary Villamos Hajtastechnikai Kft.	Hungary
Control Techniques AG	Switzerland
Control Techniques BV	Netherlands
Control Techniques Brno s.r.o.	Czech Republic
Control Techniques China Pte. Ltd.	Hong Kong
Control Techniques AS	Denmark
Control Techniques Endustriyel Control Sistemieri Sanayii Ve Ticaret A.S.	Turkey
Control Techniques GesbmH	Austria
Control Techniques India Limited	India
Control Techniques Elpro Automation Limited	India
Control Techniques Norway AS	Norway
Control Techniques NV	Belgium
Control Techniques Vietnam Limited	Vietnam
DriveShop Limited	United Kingdom
Electric Drives Limited	Ireland
Electric Drives Manufacturing Ltd.	Ireland
Foray 600 Limited	United Kingdom
Foray 606 Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom
Asco Joucomatic Ltd.	United Kingdom
Asco Power Technologies Ltd.	United Kingdom
Computational Systems, Limited	United Kingdom
Copeland Ltd.	United Kingdom
CSA Consulting Engineers, Ltd.	United Kingdom
El-O-Matic Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Bray Lectroheat Limited	United Kingdom
Emerson FZE	UAE
Liebert Europe Limited	United Kingdom
Liebert Hiross Limited	United Kingdom
Hiross Limited	United Kingdom
Liebert Swindon Ltd.	United Kingdom
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson U.K. Trustees Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Farris Engineering Ltd.	United Kingdom
Emerson Process Management Distribution Limited	United Kingdom
Fisher-Rosemount Properties Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
Fisher Governor Company Ltd.	United Kingdom
F-R Properties (UK) Limited	United Kingdom
Westinghouse Process Control UK Ltd.	United Kingdom
EMR Barnstaple Limited	United Kingdom
Emerson Process Management Services Limited	United Kingdom
MDC Technology Limited	United Kingdom
MDC Technology Trustees Limited	United Kingdom
Northern Technologies UK Limited	United Kingdom
Pactrol Controls Limited	United Kingdom
Switched Reluctance Drives Limited	United Kingdom
SR Drives Manufacturing Limited	United Kingdom
Reluctance Motors Limited	United Kingdom
F-R Technologias de Flujo, S.A. de C.V.	Mexico
Fisher-Rosemount Peru S.A.C.	Peru
Fisher-Rosemount Europe Middle East & Africa GmbH	Switzerland
Fisher-Rosemount Manufacture Ltd.	Hungary
Fisher-Rosemount Systems GmbH	Switzerland
Liebert Hiross Espana S.A.	Spain
Flexair Clima S.A.	Spain
Motoreductores U.S., S.A. de C.V.	Mexico
P.T. Emerson Electric Indonesia	Indonesia
RAC Technologies (Israel) Ltd.	Israel
Rey-Lam, S. de R.L. de C.V.	Mexico
Rotores S.A. de C.V.	Mexico
Saab Marine Korea Co., Ltd.	Korea
Termotec de Chihuahua S.A. de C.V.	Mexico
Emsub, Inc.	Delaware
EPMCO Holdings, Inc.	Delaware
Fisher Controls International LLC	Delaware
Baumann Inc.	Delaware
Exac Corporation	California
Fisher Controles Industria e Comercio Ltda.	Brazil
Fisher Controls De Mexico, S.A. de C.V.	Mexico
Fisher-Rosemount Do Brasil Ltda.	Brazil
Fisher-Rosemount China Limited	Hong Kong
Tianjin Fisher Controls Valve Co. Ltd.	China
Fisher Controls Pty. Limited	Australia
Corot Pty. Ltd.	Australia
Fisher Service Company	Delaware
Fisher-Rosemount de Venezuela C.A.	Venezuela
Fro-Mex, S.A. de C.V.	Mexico
Nippon Fisher Co. Ltd.	Japan
Fisco Ltd. (Fisco Kabushiki Kaisha)	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson Performance Solutions, Inc.	Georgia
Emerson Process Management Power & Water Solutions, Inc.	Delaware
Systems EPM, LLC	Delaware
Fiberconn Assemblies Morocco S.A.R.L.	Morocco
Fisher-Rosemount N.V./S.A.	Belgium
Senpro N.V.	Belgium
Fisher Rosemount Holding SAS	France
Fisher-Rosemount, Lda	Portugal
Fisher-Rosemount Services BVBA/SPRL	Belgium
Fusite Corporation	Ohio
Emerson Japan, Ltd.	Japan
Fusite Land Company	Delaware
High Voltage Maintenance Corporation	Ohio
Hiross India Private Limited	India
Liebert Hiross Austria GesmbH	Austria
Emerson Network Power Kft.	Hungary
Humboldt Hermetic Motor Corp.	Delaware
Innoven III Corporation	Delaware
Intellution, Inc.	Massachusetts
Intellution Australia Pty Ltd.	Australia
Intellution GmbH	Germany
Intellution Korea Limited	Korea
Intellution K.K. (Japan) Incorporated	Japan
Intellution Limited	United Kingdom
Intellution SARL	France
Intellution South Asia Pte. Ltd.	Singapore
Kato Engineering, Inc.	Delaware
Knaack Manufacturing Company	Delaware
Capsacorp LLC	Delaware
Kop-Flex, Inc.	Delaware
Kop-Flex Canada Limited	Canada
Louisville Holding Corp.- Nevada	Nevada
MDC Technology, Inc.	Texas
Metaloy, Inc.	Massachusetts
Metropolitan International, Inc.	Nevada
InterMetro Industries Corporation	Nevada
InterMetro Industries Corporation	Delaware
Metro Industries, Inc.	Nevada
Metropolitan Wire (Canada) Ltd.	Canada
Metropolitan Wire Corporation	Pennsylvania
Motores Hermeticos del Sur, S.A. de C.V.	Mexico
PC & E, Inc.	Missouri
Ridge Tool Europe NV	Belgium
Ridgid Scandinavia A/S	Denmark
Von Arx AG	Switzerland
Von Arx GmbH	Germany
Saab Tank Control Inc.	Texas
Termocontroles de Juarez S.A. de C.V.	Mexico
The Sulton Company, Inc.	Delaware
Thunderline Z, Inc.	Delaware
Transmisiones de Potencia Emerson S.A. de C.V.	Mexico
Ultrasonics for Less, Inc.	Nevada
Valycontrol, S.A. de C.V.	Mexico
Wer Canada (1984) Inc.	Canada
Western Forge Corporation	Delaware
White-Rodgers (1967) Limited	Canada
Wiegand S.A. de C.V.	Mexico